UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014

The Pulse Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54741

(Commission File Number)

45-4798356

(IRS Employer Identification No.)

10 Oceana Way

Norwood, Massachusetts 02062

(Address of principal executive offices)(Zip Code)

(781) 821-6600

Registrant’s telephone number, including area code

437 Turnpike Street

Canton, Massachusetts 02021

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Revolving Credit Facility Agreement

On October 6, 2014, The Pulse Network, Inc., a Nevada corporation (the “Company”), borrowed $2,400,000 from TCA Global Credit Master Fund, LP (the “Lender”) pursuant to the terms of a Senior Secured Revolving Credit Facility Agreement, dated as of September 30, 2014 (the “Credit Agreement”), among the Company, as borrower, and certain of its subsidiaries (the “Subsidiary Guarantors”) as joint and several guarantors, and the Lender. The funds have been and will be used for general corporate purposes, including repayment of certain obligations of the Company. Under the Credit Agreement, the Company may borrow up to an amount equal to the lesser of 80% of the amount in a certain Lock Box Account (as defined in the Credit Agreement) and the revolving loan commitment, which initially is $1,400,000. The Company may request that the revolving loan commitment be raised by various specified amounts at specified times, up to a maximum of $5,000,000. In each case, the decision to grant any such increase in the revolving loan commitment is in the Lender’s sole discretion. The loan matures on the earlier of March 30, 2015, subject to a six-month extension at the request of the Company, or upon 60 days written notice by the Lender. Company may prepay the Revolving Loan (as defined in the Credit Agreement), without penalty, provided it is repaid more than 180 days prior to maturity date. If Company prepays more than eighty percent (80%) of the Revolving Loan Commitment within 91 to 180 days or less than 80 days, there is a 5% and 2.5% of the outstanding Revolving Loan Commitment (as defined in the Credit Agreement) prepayment penalty, respectively.

The loan bears interest at the rate of 11% per annum, and the Company will pay certain fees, as set forth in the Credit Agreement. In addition, the Company is obligated to issue to the Lender shares of common stock equal to $450,000, valued at price equal to 85% of the lowest volume weighted average price for the common stock of the Company for the business days immediately prior to September 30, 2014, which the Company estimates to be $0.03 per share, as fees for corporate advisory and investment banking services provided by the Lender.

The Company may prepay the Revolving Loan (as defined in the Credit Agreement), without penalty, provided it is repaid more than 180 days prior to maturity date. If Company prepays more than eighty percent (80%) the Revolving Loan (as defined in the Credit Agreement) within 90 days, there is a 2.5% of the outstanding Revolving Loan Commitment (as defined in the Credit Agreement) prepayment penalty.

The loan is guaranteed by the Subsidiary Guarantors. It is also secured by a pledge of and grant of a security interest in all of the Company and the assets of the Subsidiary Guarantors.

The Credit Agreement imposes certain restrictions on the Company, including on its ability to (i) incur any Funded Indebtedness (as defined in the Credit Agreement), (ii) incur liens, (iii) make investments, (iv) permit a Change in Control (as defined in the Credit Agreement) or dispose of all or substantially all of its assets, (v) make capital expenditures not in the ordinary course of its business, (vi) issue or distribute capital stock, (vii) make distributions to its shareholders, (viii) engage in any line of business other than the business engaged in on the date of the Credit Agreement and businesses reasonably related thereto, and (ix) enter into transactions with any affiliates except in the ordinary course of business and upon fair and reasonable terms that are no less favorable to the Company than it would obtain in an arm-length’s basis with a non-affiliate. Each of these restrictions is subject to certain exceptions, as specified in the Credit Agreement.

The loan may be accelerated upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement), including nonpayment of amounts owed, misrepresentation, failure to perform under the Credit Agreement or related documents, default under certain other obligations, events of bankruptcy, the entry of a judgment in excess of certain specified amounts, the occurrence of a Material Adverse Effect (as defined in the Credit Agreement), the occurrence of a Change in Control (as defined in the Credit Agreement), certain impairments of collateral, and the determination in good faith by the Lender that the prospect for payment or performance of the Obligations (as defined in the Credit Agreement) is impaired for any reason.

Acquisition of You Everywhere Now, LLC, VoiceFollowUp, LLC and Traffic Geyser, LLC.

On October 3, 2014, the Company’s wholly-owned subsidiary, The Pulse Network, Inc., a Massachusetts corporation (Pulse Massachusetts), entered into a Securities Purchase Agreement, with Mike Koenigs.com, Inc., a Minnesota corporation (“MikeKoenigs.com”), pursuant to which Pulse Massachusetts acquired a 100% membership interest of You Everywhere Now, LLC, a California limited liability company (“You Everywhere Now”). You Everywhere Now, in turn, holds 100% of the membership interests of VoiceFollowUp, LLC, a California limited liability company, and Traffic Geyser, LLC, a California limited liability company. Closing of the transactions under the Securities Purchase Agreement were conditioned upon closing and funding under the Credit Agreement.

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You Everywhere Now, LLC, VoiceFollowUp, LLC and Traffic Geyser, LLC (collectively, “ICTG”)) are collectively a marketing technology services business. ICTG is complete marketing and follow up automation software. Customers of the ICTG set up a lead database and direct an “Instant Customer” on what to do. The instant customer will then automatically follow up with email, SMS/text, direct to voicemail, video, postcards and letters, and even simulated live webinars. Instant customer does all the follow up automatically, offers a dashboard to monitor how well business is doing, what areas need focus, what areas are strong, and which methods are working most effectively to cut down unneeded marketing costs and increase profit margins. The key ICTG products include:

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Instant Customer, a patented multichannel marketing and sales automation system. Full patent on the technology and 3 provisional patents on cross channel marketing across different mediums into tele‐seminars and webinars.

•	Traffic Geyser, an automated online software system that distributes video and online content to generate traffic, visibility and leads.

The Pulse Massachusetts agreed to pay a purchase price of $2,500,000 to MikeKoenigs.com for the 100% limited liability company membership interest of You Everywhere Now. At closing on October 6, 2014, the Company paid $1,250,000 in cash it borrowed under the Credit Agreement and delivered a promissory note for $1,250,000, which accrues interest at 6.0% per annum and matures October 3, 2017 or the date that any Earn-Out Payments (defined below) are due. For a period of three (3) years (the “Earn-Out Period”) beginning on the first day of the first calendar month following the Closing Date (the “Earn-Out Start Date”), the Pulse Massachusetts shall pay to MikeKoenigs.com amounts (the “Earn-Out Payments”) not to exceed in the aggregate an amount equal to $3,600,000 minus the aggregate amounts of commissions paid to Michael Koenigs, who has entered into an Employment Agreement with the Company, equal to thirty percent (30%) of any Net Sales (as defined below) in excess of $4,500,000 during the Earn-Out Period. Under the Securities Purchase Agreement, “Net Sales” means gross sales proceeds less any refunds, returns, cancellations and third-party revenue sharing costs or fees, determined in a manner consistent with the Seller’s historical practices prior to the closing date. All sales will be calculated on a cumulative and calendar year basis beginning on the Earn-Out Start Date and Earn-Out Payments shall be paid by the Company to MikeKoenigs.com within 30 days after the end of each calendar month after the Earn-Out Start Date during the Earn-Out Period.

Employment Agreement with Mike Koenigs

Concurrent with the acquisition of You Everywhere Now, LLC, VoiceFollowUp, LLC and Traffic Geyser, LLC, the Company entered into an Employment Agreement with Mike Koenigs, who was the beneficial sole owner of such entities immediately prior to the sale of those entities to the Company. The Company will pay Mr. Koenigs an initial annual base salary, commencing October 3, 2014, of $200,000. Mr. Koenigs will also earn an additional $1,000 per day for any night he spends not at home as a result of performing his duties and responsibilities under the Employment Agreement and as agreed to (including verbal or email agreement) by the Company. The agreements also provide for (i) a bonus of cash compensation equal to 50% of sales effected by Mr. Koenigs, and (ii) a severance payment equal to six months of his then current annual base salary rate upon the termination of his employment by the Company without cause or by the executive for good reason or in the event of a change in control. The Employment Agreement also prohibits Mr. Koenigs from engaging in certain activities which compete with the Company, seek to recruit its employees or disclose any of its trade secrets or otherwise confidential information. Separately, the Company also agreed to reimburse Mr. Koenigs up to $300,000 in costs and expenses recently incurred in connection with the ICTG business.

Amendment to Employment Agreements with Stephen Saber, Nicholas Saber and John Saber

On September 26, 2014, the Company agreed with each of Stephen Saber, Nicholas Saber and John Saber to amend their respective employment agreements to restore such agreements to their original terms on March 29, 2013, when first entered into. Pursuant to the September 26, 2014 amendments, the Company agreed (i) to increase the salary of Stephen Saber from $250,000 per year to $350,000 per year, (ii) increase the salary of Nicholas Saber from $200,000 per year to $275,000 per year, and (iii) increase the salary of John Saber from $200,000 per year to $225,000 per year. Additionally, the amendments to each of the three employment agreements restored (i) an automatic increase of 7% to the base salaries on April 1 of each year and (ii) compensation of a cash bonus equal to 1.5% of all monthly net revenues of the Company. Each of Stephen Saber, Nicholas Saber and John Saber are also directors of the Company and approved the employment agreement amendments as directors of the Company.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

Pursuant to the non-public offering described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02, on October 6, 2014, the Company closed the offering to the Purchaser, in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
4.1	Revolving Note, issued effective October 3, 2014 The Pulse Network, Inc., a Nevada corporation, to TCA Global Credit Master Fund, LP
10.1

Senior Secured Revolving Credit Facility Agreement, dated September 30, 2014 by and among The Pulse Network, Inc., a Nevada corporation; The Pulse Network, Inc., a Massachusetts corporation; The Pulse Network Management, LLC, a Massachusetts limited liability company; and TCA Global Credit Master Fund, LP

10.2	Security Agreement, dated September 30, 2014 by and among The Pulse Network, Inc., a Nevada corporation, and TCA Global Credit Master Fund, LP
10.3

Security Agreement, dated September 30, 2014 by and The Pulse Network, Inc., a Massachusetts corporation; The Pulse Network Management, LLC, a Massachusetts limited liability company; and TCA Global Credit Master Fund, LP

10.4	Security Agreement, dated September 30, 2014 by and among You Everywhere Now, LLC; VoiceFollowUp, LLC, Traffic Geyser, LLC; and TCA Global Credit Master Fund, LP
10.5

Pledge and Escrow Agreement, dated September 30, 2014 by and among The Pulse Network, Inc., a Nevada corporation; The Pulse Network, Inc., a Massachusetts corporation; You Everywhere Now, LLC, a California limited liability company; and TCA Global Credit Master Fund, LP

10.6

Guaranty Agreement, dated September 30, 2014 by and among The Pulse Network, Inc., a Nevada corporation; The Pulse Network Management, LLC; a Massachusetts limited liability company; and TCA Global Credit Master Fund, LP

10.7	Guaranty Agreement, dated September 30, 2014 by and among You Everywhere Now, LLC; VoiceFollowUp, LLC, Traffic Geyser, LLC; and TCA Global Credit Master Fund, LP
10.8	Subsidiary Consent and Agreement by and among You Everywhere Now, LLC; VoiceFollowUp, LLC, Traffic Geyser, LLC; and TCA Global Credit Master Fund, LP
10.9

Subordination of Loans Agreement, dated September 30, 2014, by and among Stephen Saber; TCA Global Credit Master Fund, LP; The Pulse Network, Inc., a Massachusetts corporation; and The Pulse Network Management, LLC, a Massachusetts limited liability company

10.10

Subordination of Loans Agreement, dated September 30, 2014, by and among Nicholas Saber; TCA Global Credit Master Fund, LP; The Pulse Network, Inc., a Massachusetts corporation; and The Pulse Network Management, LLC, a Massachusetts limited liability company

10.11

Subordination of Loans Agreement, dated September 30, 2014, by and among John Saber; TCA Global Credit Master Fund, LP; The Pulse Network, Inc., a Massachusetts corporation; and The Pulse Network Management, LLC, a Massachusetts limited liability company

10.12

Subordination Agreement, dated September 30, 2014, by and among The Pulse Network, Inc., a Nevada corporation; The Pulse Network, Inc., a Massachusetts corporation; The Pulse Network Management, LLC, a Massachusetts limited liability company; You Everywhere Now, LLC; VoiceFollowUp, LLC, Traffic Geyser, LLC; TCA Global Credit Master Fund, LP; a MikeKoenigs.com, Inc., a Minnesota corporation

10.13	Securities Purchase Agreement, dated October 3, 2014, by and between, MikeKoenigs.com Inc., a Minnesota corporation, and The Pulse Network, Inc., a Massachusetts corporation
10.14	Employment Agreement, dated October 3, 2014, by and among, The Pulse Network, Inc., a Nevada corporation; The Pulse Network, Inc., a Massachusetts corporation; and Michael Koenigs
10.15	Amendment No. 2 to Employment Agreement dated September 26, 2014, by and among, The Pulse Network, Inc., a Nevada corporation; The Pulse Network, Inc., a Massachusetts corporation; and Stephen Saber
10.16	Amendment No. 2 to Employment Agreement dated September 26, 2014, by and among, The Pulse Network, Inc., a Nevada corporation; The Pulse Network, Inc., a Massachusetts corporation; and Nicholas Saber
10.17	Amendment No. 2 to Employment Agreement dated September 26, 2014, by and among, The Pulse Network, Inc., a Nevada corporation; The Pulse Network, Inc., a Massachusetts corporation; and John Saber

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pulse Network, Inc. (Registrant)

Date: October 14, 2014	By:	/s/ Stephen Saber
	Name:	Stephen Saber
	Title:	Chief Executive Officer

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